REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Shareholders and Board of Directors of TKB Critical Technologies I Opinion on the Financial Statements We have audited the accompanying balance sheets of TKB Critical Technologies I (the “Company”) as of December 31, 2022 and 2021, the related statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the year ended December 31, 2022 and for the period from April 20, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America. Explanatory Paragraph – Going Concern The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s ability to execute its business plan is dependent upon the consummation of a business combination and it lacks the financial resources it needs to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. Further, if the Company does not complete a business combination by June 29, 2023, or obtain approval for an extension of this deadline, it will be required to cease all operations except for the purpose of liquidating. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management’s plans with regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Basis for Opinion These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. /s/ Marcum LLP Marcum LLP We have served as the Company’s auditor since 2021 New York, NY April 3, 2023 F-2

TKB CRITICAL TECHNOLOGIES 1 BALANCE SHEETS December 31, 2022 2021 ASSETS Cash $ 124,237 $ 750,562 Prepaid expenses - current 336,075 416,760 Total Current Assets 460,312 1,167,322 Non-current assets Cash and marketable securities held in Trust Account 237,987,827 234,603,942 Prepaid expenses – non-current — 322,740 TOTAL ASSETS $ 238,448,139 $ 236,094,004 LIABILITIES, CLASS A SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT Current liabilities Accounts payable and accrued expenses $ 1,581,635 $ 42,598 Accrued offering costs 78,000 311,068 Total Current Liabilities 1,659,635 353,666 Warrant liabilities 482,825 10,680,000 Deferred underwriter fee payable 8,800,000 8,800,000 Total liabilities 10,942,460 19,833,666 Commitments and Contingencies (Note 8) Class A ordinary shares subject to possible redemption; $0.0001 par value; 200,000,000 shares authorized; 23,000,000 shares issued and outstanding at redemption value of $10.35 and $10.20 per share at December 31, 2022 and December 31, 2021, respectively 237,987,827 234,600,000 SHAREHOLDERS’ DEFICIT Preference shares, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding — — Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; no shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption) — — Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding at December 31, 2022 and December 31, 2021 575 575 Additional paid-in capital — — Accumulated deficit (10,482,723) (18,340,237) Total Shareholders’ Deficit (10,482,148) (18,339,662) LIABILITIES, CLASS A SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT $ 238,448,139 $ 236,094,004 The accompanying notes are an integral part of the financial statements. F-3

TKB CRITICAL TECHNOLOGIES 1 STATEMENTS OF OPERATIONS For the Year ended December 31, 2022 For the Period from April 20, 2021 (inception) through December 31, 2021 Formation and operating costs $ 2,335,719 $ 1,817,262 Loss from operations (2,335,719) (1,817,262) Other income: Change in fair value of warrant liabilities 10,197,175 10,457,500 Interest income on marketable securities held in Trust Account 3,383,885 3,752 Unrealized gain on marketable securities held in Trust Account — 198 Other income 13,581,060 10,461,450 Net income $ 11,245,341 $ 8,644,188 Basic and diluted weighted average shares outstanding, Class A ordinary shares 23,000,000 5,772,549 Basic and diluted net income per share, Class A ordinary shares $ 0.39 $ 0.79 Basic and diluted weighted average shares outstanding, Class B ordinary shares 5,750,000 5,207,843 Basic and diluted net income per share, Class B ordinary shares $ 0.39 $ 0.79 The accompanying notes are an integral part of the financial statements. F-4

TKB CRITICAL TECHNOLOGIES 1 STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT FOR THE YEAR ENDED DECEMBER 31, 2022 AND FOR THE PERIOD FROM APRIL 20, 2021 (INCEPTION) THROUGH DECEMBER 31, 2021 Class B Ordinary Shares Additional Paid-in Accumulated Total Shareholder ’ Shares Amount Capital Deficit Deficit Balance – April 20, 2021 — $ — $ — $ — $ — Issuance of Class B ordinary shares to Sponsor 5,750,000 575 24,425 — 25,000 Issuance of Class A ordinary shares — — — — — Deemed capital contribution from sale of private placement warrants — — 537,500 — 537,500 Excess fair value of anchor investor shares — — 7,050,830 697,601 7,748,431 Remeasurement of Class A ordinary shares subject to redemption — — (7,612,755) (27,687,038) (35,299,793) Payments by Sponsor in excess of promissory note — — — 5,012 5,012 Net income — — — 8,644,188 8,644,188 Balance – December 31, 2021 5,750,000 575 — (18,340,237) (18,339,662) Remeasurement of Class A ordinary shares subject to redemption — — — (3,387,827) (3,387,827) Net income — — — 11,245,341 11,245,341 Balance – December 31, 2022 5,750,000 $ 575 $ — $ (10,482,723) $ (10,482,148) The accompanying notes are an integral part of the financial statements. F-5

TKB CRITICAL TECHNOLOGIES 1 STATEMENTS OF CASH FLOWS For the Year Ended December 31, 2022 For the Period from April 20, 2021 (inception) through December 31, 2021 Cash Flows from Operating Activities: Net income $ 11,245,341 $ 8,644,188 Adjustments to reconcile net income to net cash used in operating activities: Interest income on marketable securities held in Trust Account (3,383,885) (3,752) Unrealized gain on marketable securities held in Trust Account — (198) Allocation of deferred offering cost for warrant liability — 1,365,245 Change in fair value of warrant liability (10,197,175) (10,457,500) Changes in operating assets and liabilities: Prepaid expenses 403,425 (739,500) Accounts payable and accrued expenses 1,326,054 42,598 Accrued offering costs — 311,068 Net cash used in operating activities (606,240) (837,851) Cash Flows from Investing Activities: Investment of cash in Trust Account — (234,600,000) Net cash used in investing activities — (234,600,000) Cash Flows from Financing Activities: Payment of offering costs (20,085) — Proceeds from issuance of Class B ordinary shares to the Sponsor — 25,000 Proceeds from sale of Units — 230,000,000 Payment of underwriting fee — (3,850,000) Proceeds from sale of Private Warrants — 10,750,000 Proceeds from promissory note – related party — 300,000 Repayment of promissory note – related party — (300,000) Deferred offering costs from initial public offering — (741,607) Payments by Sponsor in excess of promissory note – related party — (5,012) Other — 8 Net cash (used in) provided by Financing activities (20,085) 236,188,413 Net Change in Cash (626,325) 750,562 Cash – Beginning 750,562 — Cash – Ending $ 124,237 $ 750,562 Non-cash investing and financing activities Initial classification of Class A ordinary shares subject to possible redemption $ — $ 199,300,207 Initial measurement of public warrants and private placement warrants $ — $ 21,137,500 Deferred underwriting fee payable $ — $ 8,800,000 Deferred offering costs included in accrued offering costs $ — $ — Deferred offering costs paid by Sponsor for Class B ordinary shares $ — $ — Deferred offering costs paid by Sponsor under promissory note $ — $ — Re-measurement of Class A ordinary shares subject to possible redemption amount $ 3,387,827 $ 35,299,793 The accompanying notes are an integral part of the financial statements. F-6

TKB CRITICAL TECHNOLOGIES 1 NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022 AND 2021 Note 1 — Description of Organization and Business Operations TKB Critical Technologies 1 (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on April 20, 2021. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is not limited to a particular industry or geographic location for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies. As of December 31, 2022, the Company had not commenced any operations. All activity for the period from April 20, 2021 (inception) through December 31, 2022, relates to the Company’s formation and its initial public offering (the “IPO”), which is described below and, subsequent to the IPO, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. The Company generates non-operating income from the marketable securities held in the Trust Account (defined below). The registration statement for the Company’s IPO was declared effective on October 26, 2021 (the “Effective Date”). On October 29, 2021, the Company consummated the IPO of 23,000,000 units (the “Units”), including 3,000,000 Units that were issued pursuant to the underwriters’ exercise of their over-allotment option in full, at $10.00 per Unit, generating gross proceeds of $230,000,000, which is discussed in Note 3. Simultaneously with the closing of the IPO, the Company consummated the sale of 10,750,000 Private Placement Warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Warrant in a private placement to TKB Sponsor I, LLC (the “Sponsor”), generating proceeds of $10,750,000. Transaction costs of the IPO amounted to $21,140,059, consisting of $3,850,000 of underwriting discount, $8,800,000 of deferred underwriting discount, $7,748,431 excess fair value of founder shares and $741,628 of offering costs. Of these amounts, $19,774,814 was recorded to additional paid-in capital and $1,365,245 costs related to the warrant liability was expensed immediately using the residual allocation method. Following the closing of the IPO on October 29, 2021, $234,600,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), located in the United States, which will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination; and (ii) the redemption of any Public Shares (as defined below) properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation; and (iii) the redemption of the Company’s Public Shares if the Company is unable to complete the initial Business Combination within 15 months from October 29, 2021 (or any extended period of time that the Company may have to consummate an initial Business Combination as a result of an amendment to its Amended and Restated Memorandum and Articles of Association) (the “Combination Period”), the closing of the IPO. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination with one or more operating businesses or assets that together have an aggregate fair market value equal to at least 80% of the net assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with its initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires an interest in the target business or assets sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). F-7

The Company will provide its holders of the outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The public shareholder will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.20 per Public Share initially, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations and which interest shall be net of taxes payable), calculated as of two business days prior to the completion of the Business Combination. The per-share amount to be distributed to public shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 8). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Company will only proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and if the Company seeks shareholder approval. If the Company seeks shareholder approval, the Company will complete its Business Combination only if the Company receives approval pursuant to an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company, or (ii) if so authorized by the Company’s articles of association, a unanimous written resolution of the shareholders. If a shareholder vote is not required by applicable law or stock exchange rules and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by applicable law or stock exchange rules, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6), and any Public Shares purchased during or after the IPO in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all. Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company. The Amended and Restated Certificate of Incorporation of the Company provides that only Public Shares and not any Founder Shares are entitled to redemption rights. In addition, the Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, unless the Company provides the public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment. If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish public shareholders rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire as worthless if the Company fails to complete a Business Combination within the Combination Period. F-8

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriter has agreed to waive it right to its deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00). The Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered (other than its independent registered public accounting firm) or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.20 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay franchise and income taxes. This liability will not apply with respect to claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and will not apply as to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. As further described in Note 10, on January 10, 2023, the Company, entered into a business combination agreement with Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), and Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Wejo (“Merger Sub 1”) and upon execution of a joinder to the business combination agreement, each of Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned subsidiary of Wejo (“Holdco”) and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned Subsidiary of Holdco (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”) (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). Liquidity and Going Concern As of December 31, 2022, the Company had $124,237 cash and working capital deficit of $1,199,323. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. The Company expects that it will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. On January 27, 2023, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the shareholders approved a proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and restated memorandum and articles of association (the “Articles”) to extend the date that the Company has to consummate a business combination from January 29, 2023 to June 29, 2023 (the “Extension Amendment”). The shareholders also approved a proposal (the “Trust Agreement Amendment Proposal”) to amend the Company’s Investment Management Trust Agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company as trustee (the “Trust Agreement”), to make a corresponding extension to the date the Company must commence liquidation of the Trust Account from January 29, 2023 to June 29, 2023. In connection with the vote to approve the Extension Amendment Proposal, the holders of 17,533,296 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.38 per share, for an aggregate redemption amount of approximately $181.9 million. F-9

The Company assessed going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Codification (“ASC”) Topic 205-40, “Basis of Presentation - Going Concern”. The Company has until June 29, 2023 (absent any extensions of such period by the Company’s shareholders) to consummate a Business Combination. While the Company intends to complete the proposed Business Combination before the mandatory liquidation date, it is uncertain that the Company will be able to consummate a Business Combination by that time. If a Business Combination is not consummated by that date, there will be a mandatory liquidation and subsequent dissolution of the Company. Management has determined that the liquidity condition and mandatory liquidation, should a Business Combination not occur, and potential subsequent dissolution, raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after June 29, 2023. Risks and Uncertainties Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements does not include any adjustments that might result from the outcome of this uncertainty. In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy are not determinable as of the date of these financial statements. The specific impact on the Company’s financial condition, results of operations and cash flows is also not determinable as of the date of these financial statements. Note 2 — Summary of Significant Accounting Policies Basis of Presentation The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC. Emerging Growth Company The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used. F-10

Use of Estimates The preparation of the financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liabilities. Such estimates may be subject to change as more current information becomes available. Accordingly, the actual results could differ significantly from those estimates. Cash and Cash Equivalents The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $124,237 and $750,562 of operating cash as of December 31, 2022 and December 31, 2021, respectively. As of December 31, 2022 and December 31, 2021, the company had no cash equivalents. Marketable Securities Held in Trust Account Following the closing of the IPO on October 29, 2021, an amount of $234,600,000 from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account and may be invested only in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of the initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete the initial Business Combination within the Combination Period or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, the return of the funds held in the Trust Account to the public shareholders as part of redemption of the Public Shares. As of December 31, 2022 and 2021, substantially all of the assets held in the money market funds were invested primarily in U.S. Treasury securities. Offering Costs Associated with IPO Offering costs consisted of legal, accounting and other expenses incurred through the IPO that were directly related to the IPO. Offering costs were allocated to the separable financial instruments issued in the IPO based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to warrant liabilities were expensed as incurred in the statements of operations. Offering costs associated with the Class A ordinary shares issued were initially charged to temporary equity and then accreted to ordinary shares subject to redemption upon the completion of the IPO. Accordingly, on October 29, 2021, offering costs totaled $21,140,038 (consisting of $3,850,000 of underwriting fees, $8,800,000 of deferred underwriting fees, $7,748,431 excess fair value of Founder Shares and $741,607 of actual offering costs, with $1,365,245 included in the statement of operations for the period ending December 31, 2021 as an allocation for the Public Warrants and the Private Placement Warrants, and $19,774,793 included in additional paid-in capital). Derivative Financial Instruments The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. F-11

Warrant Liabilities The Company accounts for the warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815. The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements from equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgement, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding. For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid- in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. See Note 9 for valuation methodology of warrants. Fair Value of Financial Instruments The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement” (“ASC 820”), approximates the carrying amounts represented in the balance sheets, primarily due to their short-term nature, except warrant liabilities. Fair Value Measurements Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include: ● Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets; ● Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and ● Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement. F-12

Class A ordinary shares Subject to Possible Redemption The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at December 31, 2022 and 2021, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheets. The Company recognizes changes in redemption value at the end of each reporting period and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional capital, in accumulated deficit. On October 29, 2021, the Company recorded a remeasurement of $35,299,793, $7,612,755 of which was recorded in additional paid-in capital and $27,687,038 was recorded in accumulated deficit. As of December 31, 2022 and 2021, the Class A ordinary shares, classified as temporary equity in the balance sheets, are reconciled in the following table: Gross proceeds from initial public offering $ 230,000,000 Less: Proceeds allocated to public warrants (10,925,000) Offering costs allocated to Class A ordinary shares subject to possible redemption (19,774,793) Plus: Re-measurement on Class A ordinary shares subject to possible redemption amount 35,299,793 Class A ordinary shares subject to possible redemption, December 31, 2021 234,600,000 Plus: Re-measurement of carrying value to redemption value 3,387,827 Class A ordinary shares subject to possible redemption, December 31, 2022 $ 237,987,827 Income Taxes The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes” (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is considered an exempted Cayman Islands company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented. F-13

Net Income Per Ordinary Share The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income per ordinary share is computed by dividing net income by the weighted average number of ordinary shares outstanding for the period. The Company has two classes of ordinary shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata between the two classes of ordinary shares. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value. The calculation of diluted income per share does not consider the effect of the warrants issued in connection with the (i) IPO and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 22,250,000 Class A ordinary shares in the aggregate. As of December 31, 2022 and 2021, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. The following table reflects the calculation of basic and diluted net income per ordinary share (in dollars, except per share amounts): For the Year Ended December 31, 2022 For the Period from April 20, 2021 (inception) through December 31, 2021 Class A Class B Class A Class B Basic and diluted net income per ordinary share Numerator: Allocation of net income, as adjusted $ 8,996,273 $ 2,249,068 $ 4,544,373 $ 4,099,815 Denominator: Basic and diluted weighted average ordinary shares outstanding 23,000,000 5,750,000 5,772,549 5,207,843 Basic and diluted net income (loss) per ordinary share $ 0.39 $ 0.39 $ 0.79 $ 0.79 Deferred Legal Fee The Company incurred $1,164,402 and $212,983 during the year ended December 31, 2022 and for the period April 20, 2021 (inception) through December 31, 2021 of deferred legal fees that will be payable upon the consummation of a Business Combination and are include in formation and operating costs in the accompanying statements of operations, respectively. As of December 31, 2022 and 2021, the Company had $1,377,385 and $212,983 in deferred legal fees, which is included in accounts payable and accrued expenses in the accompanying balance sheets, respectively. Related Parties Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related if they are subject to common control or common significant influence. Concentration of Credit Risk Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account. F-14

Recent Accounting Standards In August 2020, the FASB issued ASU No. 2020-06, “Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity” (“ASU 2020-06”), which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. ASU 2020-06 removes certain settlement conditions that are required for equity contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. ASU 2020-06 is effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows. In June 2022, the FASB issued ASU 2022-03, ASC Subtopic 820 “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions”. The ASU amends ASC 820 to clarify that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. The ASU applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in this ASU are effective for the Company in fiscal years beginning after December 15, 2023, including interim periods within those fiscal years, with early adoption permitted. The Company is currently assessing the impact, if any, that ASU 2022- 03 would have on its financial position, results of operations or cash flows. Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements. Note 3 — Initial Public Offering In connection with the Company’s IPO, on October 29, 2021, the Company sold 23,000,000 Units at a price of $10.00 per Unit. Each Unit consists of one Class A ordinary share (“Public Shares”) and one-half of one warrant (“Public Warrants”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7). An aggregate of $10.20 per Unit sold in the IPO was held in the Trust Account and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As of October 29, 2021, $234,600,000 of the IPO proceeds and proceeds from the sale of the Private Placement Warrants was held in the Trust Account, representing an overfunding of the Trust Account of 102.0% of the IPO size. Transaction costs as of the IPO date amounted to $21,140,059, consisting of $3,850,000 of underwriting discount, $8,800,000 of deferred underwriting discount, $7,748,431 excess fair value of founder shares and $741,628 of offering costs. Note 4 — Private Placement Simultaneously with the closing of the IPO, the Sponsor purchased an aggregate of 10,750,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant ($10,750,000 in the aggregate). Each Private Placement Warrant is exercisable for one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 7). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the IPO to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Placement Warrants will expire worthless. F-15

Note 5 — Related Party Transactions Founder Shares In April 2021, the Sponsor purchased 5,750,000 shares of the Company’s Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ overallotment option was not exercised in full or in part, so that the number of Founder Shares collectively represents 20% of the Company’s issued and outstanding ordinary shares after the IPO. Simultaneously with the closing of the IPO, the underwriters exercised the over-allotment option in full. Accordingly, 750,000 Founder Shares are no longer subject to forfeiture. The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. On October 8, 2021, the Sponsor entered into agreements with certain funds managed by Apollo Capital Management, L.P. (collectively, “Apollo”), certain funds managements by Atalaya Capital Management, LP (“Atalaya”) and Meteora Capital Partners, L.P. and funds affiliated with Meteora Capital Partners, L.P. (collectively “Meteora”) (individually and collectively, the “anchor investors”). Each of the anchor investors purchased 9.9% of the Units in the IPO (excluding Units issued in connection with the exercise of the over-allotment option). Each of Apollo and Atalaya agreed to purchase interests in the Sponsor representing approximately 7% of the Founder Shares and Private Placement Warrants at approximately the cost of such securities to the Sponsor, with the Sponsor’s obligation to sell some or all of such interests conditioned upon such anchor investor’s purchase of the Units. Meteora entered into a separate agreement with the Sponsor pursuant to which it agreed to purchase interests in the Sponsor representing approximately 6.4% of the Founder Shares for approximately 3.7% of the cost of the Founder Shares and Private Placement Warrants to the Sponsor. The anchor investors acquired from the Sponsor an indirect economic interest in an aggregate of 1,173,000 Founder Shares at the original purchase price that the Sponsor paid for the Founder Shares. The Sponsor has agreed to distribute the Founder Shares to the anchor investors after the completion of a Business Combination. The Company estimates the aggregate fair value of the Founder Shares attributable to the anchor investors to be approximately $7,753,530, or $6.61 per share. The excess of the fair value of the Founder Shares was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A. Accordingly, the offering cost was allocated to the separable financial instruments issued in the IPO based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to derivative warrant liabilities were expensed as incurred in the statement of operations. Offering costs allocated to the Public Shares were charged to shareholder’s deficit upon the completion of the IPO. On October 7, 2022, the Company entered into a vendor agreement, as described in Note 8, whereas the Sponsor assigned 23,883 Class B ordinary shares to the vendor, effective upon the completion of a successful Business Combination. The assignment of the Founder Shares to the vendor is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Company has hired a valuation firm to assess, using the lattice model, the fair value associated with the Founder Shares granted. The fair value of the 23,883 shares granted to the Company’s director nominees in October 2022 was $28,946 or $1.212 per share. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is met under the applicable accounting literature in this circumstance. As of December 31, 2022, the Company determined the performance conditions had not been met, and, therefore, no stock-based compensation expense has been recognized. Stock-based compensation would be recognized at the date the performance conditions are met (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founder Shares vested times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founder Shares. Forward Purchase Agreements The Company entered into separate forward purchase agreements (the “Forward Purchase Agreements”) with Apollo and Atalaya (the “Forward Purchasers”) on August 13, 2021, and August 4, 2021, respectively. The Forward Purchase Agreements provide, at the Company’s option, for the aggregate purchase of up to 9,600,000 Class A ordinary shares and 4,800,000 warrants to purchase Class A ordinary shares for an aggregate price of $96.0 million ($10.00 for one Class A ordinary share and one half of one warrant), in private placements that will close concurrently with the closing of the initial Business Combination. The forward purchase shares and forward purchase warrants will be identical to the Class A ordinary shares and Public Warrants included in the Units sold in the IPO. Each Forward Purchaser’s commitment under its Forward Purchase Agreement is subject to certain conditions including investment committee approval. F-16

Promissory Note — Related Party In April 2021, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of December 31, 2022, or the consummation of the IPO. On October 29, 2021, the Company repaid the Sponsor $300,000 for amounts outstanding under the Promissory Note. However, the promissory note balance on October 29, 2021 was $279,597 and, as such, the Company recorded a $20,403 related party receivable for the over-payment. As of December 31, 2022 and 2021 there were no amounts outstanding under the Promissory Note, as all such amounts were paid. Administrative Services Agreement The Company has entered into an agreement commencing on November 28, 2021, with Tartavull Klein Blatteis Capital, LLC (“TKB Capital”), an affiliate of the Sponsor, pursuant to which the Company will pay TKB Capital a total of $10,000 per month for office space, secretarial and administrative services provided to the Company. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the year ended December 31, 2022, the Company incurred $120,000 of fees for these services, of which $100,000 is included in accrued expenses in the accompanying balance sheets. For the period from April 20, 2021 (inception) through December 31, 2021, the Company incurred and paid $20,000 of fees for these services. Related Party Loans In order to finance transaction costs in connection with a Business Combination, the Sponsor, certain of the Company’s officers, directors or any of their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. As of December 31, 2022 and 2021, no Working Capital Loans were outstanding. Note 6 — Shareholders’ Deficit Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2022 and 2021, there were no preference shares issued or outstanding. Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. At December 31, 2022 and 2021, there were no Class A ordinary shares issued and outstanding, excluding 23,000,000 Class A ordinary shares subject to possible redemption as presented in temporary equity. Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. At December 31, 2022 and 2021, there were 5,750,000 Class B ordinary shares issued and outstanding. Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders and holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the shareholders except as required by law; provided that only holders of Class B ordinary shares will have the right to vote on the appointment of directors prior to or in connection with the completion of the initial Business Combination. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the IPO and related to the closing of a Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all ordinary shares outstanding upon the completion of the IPO plus all Class A ordinary shares and equity-linked securities issued or deemed issued by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any forward purchase securities, any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor upon conversion of Working Capital Loans. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one to one. F-17

Note 7 — Warrant Liabilities The Company accounts for the 22,250,000 warrants that were issued in the IPO (representing 11,500,000 Public Warrants and 10,750,000 Private Placement Warrants) in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability. The warrants do not meet the criteria to be considered indexed to the Company’s stock due to settlement provisions that result in holders of warrants receiving variable settlement amounts determined by the reference table. Additionally, an event that is not within the entity’s control could require net cash settlement, thus precluding equity classification. Accordingly, the Company will classify each warrant as a liability at its fair value. This liability is subject to re-measurement at each balance sheet date. With each such re-measurement, the warrant liability will be adjusted to fair value, with the change in fair value recognized in the Company’s statement of operations. Warrants — Public Warrants may only be exercised for a whole number of Class A ordinary shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Accordingly, unless holders purchase at least two Units, they will not be able to receive or trade a whole warrant. The Public Warrants will become exercisable 30 days after the completion of a Business Combination. The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No Public Warrant will be exercisable, and the Company will not be obligated to issue any Class A ordinary shares upon exercise of a Public Warrant unless the Class A ordinary shares issuable upon such Public Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Public Warrants. The Company has agreed that as soon as practicable, but in no event later than 20 business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement filed in connection with its initial public offering or a new registration statement covering registration under the Securities Act, of the Class A ordinary shares issuable upon exercise of the Public Warrants, and the Company will use its commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of a Business Combination, and to maintain the effectiveness of such registration statement and a current prospectus relating to those Class A ordinary shares until the Public Warrants expire or are redeemed, as specified in the warrant agreement; provided that, if the Class A ordinary shares are, at the time of any exercise of a Public Warrant, not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but it will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the Public Warrants is not effective by the 60th day after the closing of a Business Combination, Public Warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Public Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption, but the Company will use its commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00 Once the Public Warrants become exercisable, the Company may redeem the Public Warrants: ● in whole and not in part; ● at a price of $0.01 per warrant; ● upon not less than 30 days’ prior written notice of redemption to each warrant holder; and ● if, and only if, the last reported sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders. If and when the Public Warrants become redeemable by the Company, it may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws. F-18

Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00 Once the Public Warrants become exercisable, the Company may redeem the Public Warrants: ● in whole and not in part; ● at a price of $0.10 per warrant; ● upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the Class A ordinary shares; ● if, and only if, the last reported sale price of the Class A ordinary shares equals or exceeds $10.00 per share (as adjusted per share sub-divisions, share dividends, reorganizations, reclassifications, recapitalizations and the like) for any 20 trading days within the 30-trading day period ending three trading days before the Company send the notice of redemption to the warrant holders; and ● if the last reported sale price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $18.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities (excluding the forward purchase securities) for capital-raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination on the date of the consummation of a Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A ordinary shares during the 20 trading day-period starting on the trading day prior to the day on which the Company consummates a Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described above under “Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00” and “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described above under “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price. The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the IPO, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants are not transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable for cash or on a cashless basis, at the holder’s option, and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees (except for a number of TKB Class A Shares as described above under “Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00”). If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by such holders on the same basis as the Public Warrants. F-19

Note 8 — Commitments and Contingencies Registration Rights The holders of the Founder Shares, Private Placement Warrants, warrants that may be issued upon conversion of Working Capital Loans and forward purchase securities that may be issued pursuant to the Forward Purchase Agreements (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants, forward purchase warrants and warrants that may be issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights pursuant to a registration rights agreement that was signed on the effective date of the IPO, requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short-form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements. Underwriting Agreement The Company granted the underwriters a 45-day option from the date of the IPO to purchase up to 3,000,000 additional Units to cover over-allotments at the IPO price less the underwriting discount. On October 29, 2021, the underwriters exercised the over-allotment option in full, generating an additional $30,000,000 in gross proceeds. As a result of the over-allotment being exercised in full, the Sponsor did not forfeit any Founder Shares back to the Company. The underwriters were paid a cash-underwriting discount of $3,850,000 in the aggregate at the closing of the IPO. In addition, $0.35 per Unit, or $8,050,000, and $750,000 of deferred underwriting commissions ($8,800,000 in the aggregate) is payable to the underwriters for deferred underwriting commissions. The deferred fee is payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Broker Dealer Agreement The Company entered into seven broker dealer agreements through December 31, 2022, for the purposes of identifying a target company (the “Target”) in connection with the Business Combination. With respect to five of the seven broker dealer agreements, the broker dealer (the “Finder”) will identify potential Targets that have not already been identified by the Company. In the event that the Company already knows the Target, the Company will inform the Finder and the agreement will be terminated. However, the Company may enter into another agreement with the Finder for a known Target if the Company believes the Finder can add substantial value with respect to the pursuit of the known Target. The Finder will act exclusively for the Company with respect to all activities related to the pursuit of a Target, once identified. If the Company consummates a Business Combination with the Target, the Company will pay the Finder a base success fee of $350,000 or, in lieu of the base success fee an introduction fee, if, in addition to first identifying a Target, the Finder also provides the Company an introduction to a pre-existing relationship with a person that ultimately serves as a member of the Target’s Board of Directors or senior executive management. The introduction fee will be $1,000,000 if the Target has initiated a competitive process with respect to a strategic alternative or 0.5% of the pre-money equity value of the Target if the Target has not initiated a competitive process with respect to a strategic alternative. Payment to the Finder is dependent upon the closing of a Business Combination. On September 9, 2022, the Company entered into its sixth broker dealer agreement for the purposes of identifying a Target in connection with the Business Combination, pursuant to which the Finder will identify potential Targets that have not already been identified by the Company. Upon the closing of a Business Combination between the Company and a Target introduced to the Company by the Finder, the Finder will be entitled to a commission fee equal to one percent (1.0%) of the pre-money valuation of the Target as stated in the Agreement and Plan of Merger to entered into by the Company and the Target. F-20

On September 28, 2022, the Company entered into its seventh broker dealer agreement for the purposes of identifying a Target in connection with the Business Combination. The Finder will identify potential Targets that have not already been identified by the Company. In connection with Business Combination, the Finder will be entitled to a commission fee equal to $1,000,000 or 100,000 Founder Shares currently held by the Sponsor. Payment to the Finder is dependent upon the closing of a Business Combination. As of December 31, 2022, the Company did not accrue any amounts related to any broker dealer agreements. Consulting Agreements The Company entered into nineteen consulting agreements through December 31, 2022. With respect to seventeen of the nineteen consulting agreements, during the term of each agreement, the consultant (“Consultant”) will advise the Company concerning matters related to qualifying Business Combinations, including services such as valuation, diligence and general advice with respect to the business, operations and financial conditions of any such counterparty to a qualifying Business Combination. Upon closing of an initial Business Combination, the Company will pay the Consultant a base fee of $350,000. In lieu of, and not in addition to the base fee, the Company will pay a bonus fee of $1,000,000 if the Company and the Consultant mutually determine and agree that the Consultant will provide advice or services that are of a different kind than those contemplated in the agreement. In lieu of and not in addition to the base fee and bonus fee, the Company will pay to the Consultant an additional fee equal to 0.5% of the pre- money equity value of the Target if the Company and the Consultant mutually determine and agree that the Consultant provided, or will provide, material support in connection with the evaluation, negotiation, execution or marketing of an initial Business Combination that is ultimately consummated by the Company. Payment to the Consultant is dependent upon the closing of an initial Business Combination. On August 3, 2022, the company entered into a consulting agreement. During the term of this agreement, the Consultant will advise the Company concerning matters related to qualifying Business Combinations, including services such as valuation, diligence and general advice with respect to the business, operations and financial conditions of any such counterparty to a qualifying Business Combination. As consideration for the services performed by the Consultant during the term of the agreement, upon the closing of an initial Business Combination, the Company shall pay to the Consultant a fee equal to one percent (1%) of the pre-money equity value of the Target, as stated in the Agreement and Plan of Merger executed between the Company and the Target (which such pre-money equity value shall be determined in a manner consistent with disclosures set forth in the proxy statement/prospectus filed in connection with such initial Business Combination). Payment to the Consultant is dependent upon the closing of an initial Business Combination. On October 25, 2022, the Company entered into a consulting agreement. During the term of this agreement, the consultant (“Consultant”) will advise the Company concerning matters related to qualifying Business Combinations, including services such as valuation, diligence and general advice with respect to the business, operations and financial conditions of any such counterparty to a qualifying Business Combination. In consideration for the services performed by the Consultant during the term, upon the closing of an initial business combination, the Company shall pay to the Consultant, in shares at close, 100,000 shares of the surviving entity. As of December 31, 2022, no work has been performed related to any of the consulting agreements and thus the Company did not accrue any amounts related to these agreements. Vendor Agreement On August 26, 2021, the Company entered into an agreement with a vendor to provide services and support in connection with finding and completing a successful Business Combination. In connection with these services, the Company agreed to pay the vendor $250,000 per annum. It is also agreed that the vendor could earn up to 45,000 ordinary shares over the term of the agreement. On August 16, 2022, the Company amended the agreement whereby it agreed to pay the vendor $125 per hour payable upon the completion of a successful Business Combination. On October 7, 2022, the Company terminated the original agreement and entered into a new agreement with the vendor, pursuant to which the Company agreed to pay the vendor $125 per hour and the Sponsor assigned 23,883 Class B ordinary shares to the vendor, effective upon the completion of a successful Business Combination. For the year ended December 31, 2022, the Company incurred $191,402 in fees for these services, of which $42,181 is included in accounts payable and accrued expenses in the accompanying balance sheet as of December 31, 2022. F-21

Note 9 — Fair Value Measurements The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities: Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active. Level 3: Unobservable inputs based on the Company’s assessment of the assumptions that market participants would use in pricing the asset or liability. The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at December 31, 2022 and December 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value: Description Level December 31, 2022 December 31, 2021 Assets: Cash and marketable securities held in Trust Account 1 $ 237,987,827 $ 234,603,942 Liabilities: Warrant liability – Public Warrants 1 249,550 5,520,000 Warrant liability – Private Placement Warrants 2 233,275 5,160,000 The warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities in the accompanying balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within the statements of operations. As of December 31, 2022, the aggregate values of the Public Warrants and Private Placement Warrants were $249,550 and $233,275, respectively, based on a fair value of $0.02 per warrant. As of December 31, 2021, the aggregate values of the Public Warrants and Private Placement Warrants were $5,520,000 and $5,160,000, respectively, based on a fair value of $0.48 per warrant. F-22

The following table presents the changes in the fair value of warrant liabilities for the year ended December 31, 2022 and for the period April 20, 2021 (inception) through December 31, 2021: Private Placement Public Warrant Liabilities Fair value as of April 20, 2021 (inception) $ — $ — $ — Initial fair value at issuance of public and private placement warrants 10,212,500 10,925,000 21,137,500 Change in fair value (5,052,500) (5,405,000) (10,457,500) Fair value as of December 31, 2021 5,160,000 5,520,000 10,680,000 Change in fair value (4,926,275) (5,270,450) (10,196,725) Fair value as of December 31, 2022 $ 233,725 $ 249,550 $ 483,275 The key inputs into the Black-Scholes model formula were as follows at October 29, 2021 and December 31, 2021: Private Placement Warrants October 29, December 31, Input 2021 2021 Ordinary share price $ 10.00 $ 9.92 Exercise price $ 11.50 $ 11.50 Risk-free rate of interest 1.14% 1.33 % Volatility 16.1% 8.0 % Term 6.00 5.83 Warrant to buy one share (unadjusted for the probability of dissolution) $ 1.19 $ 0.48 Warrant to buy one share (adjusted for the probability of dissolution) $ 0.95 $ 0.48 Dividend yield 0.00% 0.00 % The Company established the initial fair value for the warrants on October 29, 2021, the date of the consummation of the Company’s IPO. The Company used a Black-Scholes model to value the warrants. For periods subsequent to the detachment of the Public Warrants from the Units, the close price of the Public Warrant will be used as the fair value as of each reporting period. The subsequent measurements of the Private Placement Warrants are classified as Level 2 due to the use of an observable market quote for a similar asset in an active market under the ticker USCTW. As of December 31, 2022 and 2021, the Public Warrants have detached from the Units, and the closing price is utilized as the fair value. F-23

The following table presents the changes in the fair value of Level 3 warrant liabilities for the year ended December 31, 2021: Public Warrants Private Placement Warrants Warrant Liability Derivative warrant liabilities at April 20, 2021 (inception) $ — $ — $ — Initial fair value at issuance of public and private placement warrants 10,925,000 10,212,500 21,137,500 Change in fair value (5,405,000) (5,052,500) (10,457,500) Transfer of public warrants to Level 1 measurement (5,520,000) — (5,520,000) Transfer of private warrants to Level 2 measurement — (5,160,000) (5,160,000) Level 3 derivative warrant liabilities as of December 31, 2021 $ — $ — $ — Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period in which a change in valuation technique or methodology occurs. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement during the year ended December 31, 2021 was $5,520,000. The estimated fair value of the Private Warrants transferred from a Level 3 measurement to a Level 2 fair value measurement during the year ended December 31, 2021 was $5,160,000. There were no transfers to/from Levels 1, 2, and 3 during the year ended December 31, 2022. Note 10 — Subsequent Events Management has evaluated the impact of subsequent events through the date that the financial statements were issued. Based upon this review, other than the below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements. Advisory Agreement On January 9, 2023, the company entered into an advisory agreement letter with Jefferies LLC (“Jefferies”), where Jefferies will provide the Company with equity capital markets financial advice and assistance in connection with a possible business combination. In addition, the advisor will act as sole and exclusive manager, bookrunner, placement agent, arranger, underwriter and/or initial purchaser, as the case may be, in connection with the sale and/or placement, whether in one or more public or private (including, without limitation, private investment in public equity (PIPE) transactions involving common equity, preferred equity, and/or debt or equity-linked securities of the Company (regardless of whether sold by the Company or its securityholders) (any of the foregoing transactions, a “Financing”). As consideration for the services performed by Jefferies, the Company agrees to pay Jefferies customary fees and expense reimbursements for such services contingent upon the closing of each Financing. F-24

Business Combination Agreement On January 10, 2023, the Company, entered into a business combination agreement with Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), and Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Wejo (“Merger Sub 1”) and upon execution of a joinder to the business combination agreement, each of Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned subsidiary of Wejo (“Holdco”) and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned Subsidiary of Holdco (“Merger Sub 2” and together with Merger Sub 1, the “Merger Subs”) (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement and subject to the satisfaction or waiver of the terms and conditions specified therein, (i) Wejo will transfer all of its Merger Sub 1 shares to Holdco, (ii) Merger Sub 1 will merge with and into TKB, with TKB continuing as the surviving company (the “TKB Merger”), and (iii) Merger Sub 2 will merge with Wejo, with Wejo continuing as the surviving company (the “Wejo Merger” and, together with the TKB Merger, the “Business Combination”), so that, immediately following completion of the Business Combination (the “Closing”), each of Wejo and TKB will be a wholly owned subsidiary of Holdco. The Closing is expected to occur in the second quarter of 2023. Wejo is a software and technology solutions provider to various multiple market verticals in combination with services that utilize ingested and standardized connected vehicle and other high volume, high value datasets, through its proprietary cloud software and analytics platform. Wejo Merger At the effective time of the Wejo Merger, by virtue of the Wejo Merger and without any action on the part of the holders of any shares of the capital stock of Wejo, each Wejo common share issued and outstanding immediately prior to the effective time (other than (i) any common shares of Wejo held in the treasury of Wejo or owned by TKB and (ii) any common shares of Wejo held by shareholders of Wejo that have validly exercised dissenters rights) will be converted into the right to receive one (1) common share of Holdco, par value $0.001 per share (“Holdco Common Share”). Each warrant of Wejo issued and outstanding immediately prior to the effective time of the Wejo Merger will be assumed by Holdco and automatically represent a warrant to acquire a Holdco Common Share. Each stock option of Wejo that is outstanding immediately prior to the effective time of the Wejo Merger, whether vested or unvested, shall automatically and without any action on the part of the holder or beneficiary thereof be assumed by Holdco and converted into an option to purchase a number of Holdco Common Shares equal to the total number of Wejo Common Shares subject to the stock option immediately prior to the effective time of the Wejo Merger, and shall otherwise be subject to the same terms and conditions (including vesting schedule) as applicable to the corresponding stock option of Wejo. F-25

TKB Merger At the effective time of the TKB Merger, by virtue of the TKB Merger and without any action on the part of the holders of any shares of the capital stock of TKB, each TKB ordinary share issued and outstanding immediately prior to the effective time (other than (i) any ordinary shares of TKB held by shareholders of TKB that have validly exercised redemption rights under the TKB organizational documents, (ii) any ordinary shares of TKB held in the treasury of TKB or owned by Wejo and (iii) any ordinary shares of TKB held by shareholders of TKB that have validly exercised dissenters rights) will be converted into the right to receive Holdco Common Shares based on a floating exchange ratio. The exchange ratio will be determined by dividing $11.25 by Wejo’s volume weighted price per share for the 15 consecutive trading days immediately preceding the second trading day prior to the TKB shareholders meeting to be held in connection with the Business Combination, subject to a minimum exchange ratio of 3.75 and a maximum exchange ratio of 22.50. Each TKB warrant issued and outstanding immediately prior to the effective time of the TKB Merger will be assumed by Holdco and the exercise price and number of underlying Holdco Common Shares will be adjusted according to the exchange ratio. Each TKB unit issued and outstanding immediately prior to the effective time of the TKB Merger will be automatically detached and the holder of each unit will be deemed to hold one TKB Class A ordinary share and one-half of a TKB public warrant, which underlying Class A ordinary share and public warrant will be converted in accordance with the terms explained above. Wejo Voting Agreement On January 10, 2023, in connection with the execution of the Business Combination Agreement, certain shareholders of Wejo entered into a Voting Agreement with the Company (the “Wejo Voting Agreement”). Pursuant to the Wejo Voting Agreement, such Wejo shareholders have agreed, among other things, to vote or cause to be voted any issued and outstanding common shares of Wejo beneficially owned by such shareholders (or that may otherwise become beneficially owned by them prior to obtaining the Wejo Shareholder Approval) (the “Wejo Covered Shares”) at every shareholders’ meeting of Wejo during the term of the Wejo Voting Agreement (i) in favor of (A) a proposal to approve the Wejo Merger and the other transactions contemplated by the Business Combination Agreement and (B) all of the matters, actions and proposals that would reasonably be expected to facilitate the consummation of the Wejo Merger and the other transactions contemplated by the Business Combination Agreement, including any proposal to adjourn or postpone any meeting of the Wejo shareholders to a later date if there are not sufficient votes to approve the proposals necessary to consummate the Wejo Merger and the other transactions contemplated by the Business Combination Agreement, provided that no Wejo shareholder will be required to vote in favor of any waiver, modification or amendment to the terms of the Business Combination Agreement that would be less favorable in any material respect to such Wejo shareholder than the Business Combination Agreement attached as an exhibit to this report (excluding any amendments affecting Wejo shareholders who are directors, officers or employees of Wejo in their capacities as such); and (ii) against: (A) any competing acquisition proposal and (B) any amendments to the Wejo’s organizational documents (other than as required to effect the Wejo Merger and the other transactions contemplated by the Business Combination Agreement) or any other proposal or transaction that would reasonably be expected to (1) impede, frustrate, interfere with, delay, postpone or materially adversely affect in any manner the Wejo Merger and the other transactions contemplated by the Business Combination Agreement, (2) change, in any manner, the voting rights of any class of share capital of Wejo, (3) result in any condition to the consummation of the Wejo Merger and the other transactions contemplated by the Business Combination Agreement not being fulfilled or (4) result in a breach of any covenant, representation or warranty or other obligation or agreement of Wejo under the Business Combination Agreement or Wejo shareholder under the Wejo Voting Agreement in any material respect. As of January 10, 2023, Wejo shareholders subject to the Wejo Voting Agreement beneficially own approximately 14.69% of the issued and outstanding common shares of Wejo. In addition, each Wejo shareholder party to the Wejo Voting Agreement has agreed that, with limited exceptions provided therein, during the period from the date of the Wejo Voting Agreement until termination thereof, he, she or it will not transfer, directly or indirectly, any Wejo Covered Shares. F-26

Sponsor Voting Agreement On January 10, 2023, in connection with the execution of the Business Combination Agreement, Sponsor entered into and, upon execution of a counterpart signature page certain other shareholders of the Company (collectively, the “Relevant TKB Shareholders”) will enter into a Voting Agreement with Wejo (the “Sponsor Voting Agreement”). Pursuant to the Sponsor Voting Agreement, such Relevant TKB Shareholders have agreed, among other things, to vote or cause to be voted any issued and outstanding Subject Securities (as defined therein) beneficially owned by such shareholders (or that may otherwise become beneficially owned by them prior to obtaining the TKB Shareholder Approval) at every shareholders’ meeting of the Company during the term of the Sponsor Voting Agreement: (i) in favor of (A) a proposal to approve the TKB Merger and the other transactions contemplated by the Business Combination Agreement and (B) all of the matters, actions and proposals that would reasonably be expected to facilitate the consummation of the TKB Merger and the other transactions contemplated by the Business Combination Agreement, including any proposal to adjourn or postpone any meeting of shareholders of the Company to a later date if there are not sufficient votes to approve the proposals necessary to consummate the TKB Merger and the other transactions contemplated by the Business Combination Agreement; and (ii) against (A) any competing acquisition proposal and any other proposal, action or transaction that would reasonably be expected to impede, frustrate, prevent or nullify the TKB Merger or the Business Combination Agreement, and (B) any amendments to the Company’s organizational documents (other than as required to effect the TKB Merger and the other transactions contemplated by the Business Combination Agreement) or any other proposal or transaction that would reasonably be expected to (1) impede, frustrate, interfere with, delay, postpone or materially adversely affect in any manner the TKB Merger and the other transactions contemplated by the Business Combination Agreement, (2) change, in any manner, the voting rights of any class of share capital of the Company, (3) result in any condition to the consummation of the TKB Merger and the other transactions contemplated by the Business Combination Agreement not being fulfilled or (4) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the Business Combination Agreement or any TKB Shareholder under the Sponsor Voting Agreement in any material respect. Further, each Relevant TKB Shareholder has agreed not to redeem any of its TKB Shares in connection with the TKB Merger or the TKB Extension Approval. Further, Sponsor shall, immediately prior to, and subject to the Closing, forfeit and surrender irrevocably for no consideration and without any further action by any party, up to an aggregate amount equal to 1,725,000 Class B ordinary shares and 3,225,000 private warrants, which shall be inclusive of any Class B ordinary shares and TKB private warrants that Sponsor has agreed to forfeit in favor of the entities entered into forward purchase agreements at the time of TKB’s initial public offering (the “Forward Purchasers”), pursuant to those certain subscription agreements executed between Sponsor and the Forward Purchasers prior to the date hereof (“Sponsor Inducement Securities”), as Sponsor may determine in its sole discretion, in order to secure the financing commitments referred to in the Business Combination Agreement or private investments in public equity of the Company, non-redemptions of TKB ordinary shares from existing TKB shareholders and private investments in public equity of the Company; provided that with respect to any Sponsor Inducement Securities that are not forfeited by Sponsor at or prior to the Closing, Sponsor shall irrevocably forfeit and surrender for no consideration and without any further action of any party for the benefit of Wejo an aggregate amount equal to 50% of such non-forfeited Sponsor Inducement Securities effective immediately upon Closing. As of January 10, 2023, the Relevant TKB Shareholders subject to the Sponsor Voting Agreement beneficially own approximately 20% of the issued and outstanding TKB ordinary shares. In addition, each Relevant TKB Shareholder has agreed that, with limited exceptions provided therein, during the period from the date of the Sponsor Voting Agreement until termination thereof, he, she or it will not transfer, directly or indirectly, any Subject Securities. Registration Rights Agreement At the Closing, Holdco, Wejo, the Company, the Sponsor and certain other security holders of the Company, will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, upon completion of the Business Combination, the Holdco Common Shares, Holdco warrants and certain other registrable securities described therein held by the Sponsor and the other security holders of the Company party thereto will bear customary registration rights. F-27

Amendment to the Business Combination Agreement On March 27, 2023, TKB and Wejo entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”). The Amendment amends the Business Combination Agreement as follows: (i) to permit TKB to create, assume or incur any indebtedness, guarantee indebtedness of another, or repay, redeem or repurchase such indebtedness, provided that TKB has first requested in writing that Wejo provide an alternative form of financing to TKB in an amount reasonably requested by TKB and Wejo subsequently fails to provide a binding and irrevocable commitment for such financing through third party sources of financing or otherwise on or before the earlier of three (3) Business Days or five (5) days from the date of such request, (ii) to require Wejo to pay the TKB Expense Reimbursement (x) if the Business Combination Agreement is terminated upon the mutual written consent of Wejo and TKB, (y) if the Business Combination Agreement is terminated by TKB in order to enter into a definitive agreement providing for a TKB Superior Proposal, and (z) if Holdco fails to file or confidentially submit the Registration Statement with the SEC on or before April 17, 2023, in addition to certain previously agreed terminations of the Business Combination Agreement by Wejo, (iii) to include repayment of the principal amount on loans entered into by TKB or Sponsor in compliance with the Business Combination Agreement as an amount subject to the TKB Expense Reimbursement, (iv) to increase the amount of the TKB Expense Reimbursement from $250,000 to $1,000,000, plus an additional $500,000 on account of interest or repayment premiums on principal amounts of loans entered into by TKB or Sponsor in compliance with the Business Combination Agreement, (v) to require Wejo to pay the TKB Expense Reimbursement within three (3) Business Days following the termination of the Business Combination Agreement, (vi) to clarify that in no event shall Wejo be obligated to pay the TKB Expense Reimbursement on more than one occasion, and (vii) to modify the definition of TKB Transaction Expenses to include payment of loans entered into by TKB or Sponsor as set forth on a schedule to the Amendment or as approved by Wejo. Conversion of Class B shares On January 18, 2023, pursuant to the terms of the Amended and Restated Memorandum and Articles of Association of the Company, the Sponsor, the holder of an aggregate of 5,650,000 of the Company’s outstanding Class B ordinary shares, par value $0.0001 per share (“Class B Shares”), elected to convert each outstanding Class B Share held by it on a one-for-one basis into Class A ordinary shares, par value $0.0001 per share (“Class A Shares”) of the Company, with immediate effect. Following such conversion, as of January 18, 2023, the Company had an aggregate of 28,650,000 Class A Shares issued and outstanding and 100,000 Class B Shares issued and outstanding. Wejo Assignment and Assumption Agreement On January 5, 2023, the Sponsor entered into an assignment and assumption agreement with Wejo, which was subsequently amended and restated on March 2, 2023 (the “Wejo Assignment”), pursuant to which Wejo agreed to pay the Sponsor an aggregate of $295,000 to fund TKB’s working capital requirements and the Sponsor agreed to assign to Wejo, effective as of the Closing Date or the earlier termination of the Business Combination Agreement in accordance with its terms or otherwise, an aggregate of 83,250 Founder Shares and 250,000 Private Warrants. Wejo paid $250,000 to the Sponsor on January 11, 2023 and $45,000 to the Sponsor on March 2, 2023, for an aggregate payment of $295,000. The Sponsor subsequently advanced these funds to TKB for working capital purposes. The advance is non-interest bearing, unsecured, and payable in cash upon the consummation of TKB’s initial business combination. Working Capital Advance On January 26, 2023, in connection with the proposed Business Combination, Sponsor and Wejo entered into a promissory note (the “Phelan Note”) with Daniel Phelan (the “Lender”), which provides for working capital for TKB in an aggregate principal amount of up to $750,000. The Phelan Note was amended and restated on March 9, 2023. As of January 30, 2023, Sponsor had drawn $250,000 under the Phelan Note. The Phelan Note is non-interest bearing and non- convertible. All unpaid principal accrued under the Phelan Note will be repaid at the closing of the Business Combination or the earlier termination of the Business Combination Agreement in certain circumstances specified in the Phelan Note. In consideration for the Phelan Note, Sponsor agreed to pay to the Lender at the closing of the Business Combination a commitment fee equal to 50% of the then-outstanding principal balance of the Phelan Note up to a maximum of $375,000. If the Business Combination does not close, the commitment fee will not be paid. Extension Meeting On January 27, 2023, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the shareholders approved a proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and restated memorandum and articles of association (the “Articles”) to extend the date that the Company has to consummate a business combination from January 29, 2023 to June 29, 2023 (the “Extension Amendment”). The shareholders also approved a proposal (the “Trust Agreement Amendment Proposal”) to amend the Company’s Investment Management Trust Agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company as trustee (the “Trust Agreement”), to make a corresponding extension to the date the Company must commence liquidation of the Trust Account from January 29, 2023, to June 29, 2023. In connection with the vote to approve the Extension Amendment Proposal, the holders of 17,533,296 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.38 per share, for an aggregate redemption amount of approximately $181.9 million. F-28